Deal Name:	Fieldstone 2005-1

Detailed collateral info
	# of Loans	Balance	Avg. Balance	% of group balance	WAC	WARM	FICO	OLTV	Effective LTV	DTI	% of Full Doc	% of Primary Owner	% Single Family	% of IO loans (not total % of all Ios)	% Cash out
Aggregate	3078	642,360,806.04	208,694.22	100.00	6.93	359.42	650.88	81.41	81.41	41.60	41.36	93.06	68.28	68.44	28.14
25-$50k	16	754,939.26	47,183.70	0.12	8.28	358.63	596.19	66.02	66.02	32.79	75.65	82.27	95.52	0.00	58.10
50-75k	278	17,499,493.47	62,947.82	2.72	8.11	359.50	618.79	81.58	81.58	37.73	70.15	75.07	85.60	11.56	21.82
75-100k	259	22,833,696.53	88,160.99	3.56	7.65	359.45	624.00	79.71	79.71	38.42	65.55	86.36	78.12	24.03	21.85

FICO
NA
<= 600	765	128,552,395.54	168,042.35	20.01	7.72	359.25	562.21	81.51	81.51	40.63	74.06	98.45	75.05	37.18	52.36
601 - 620	254	49,024,499.58	193,009.84	7.63	7.21	359.43	610.58	82.89	82.89	40.32	71.92	95.50	68.97	68.51	37.98
621 - 640	383	82,343,537.96	214,996.18	12.82	6.70	359.41	630.31	81.88	81.88	41.43	62.19	94.79	67.48	78.25	31.37
641 - 660	345	77,012,190.46	223,223.74	11.99	6.76	359.41	650.65	81.75	81.75	41.21	43.55	89.67	67.25	72.51	29.03
661 - 680	466	100,504,251.04	215,674.36	15.65	6.76	359.52	671.84	80.81	80.81	41.99	21.34	90.99	64.86	76.64	18.17
681 - 700	360	83,084,787.96	230,791.08	12.93	6.67	359.51	689.72	80.77	80.77	42.51	14.85	92.57	64.50	78.40	17.14
701 - 720	210	48,874,257.78	232,734.56	7.61	6.59	359.42	710.07	81.08	81.08	42.35	13.21	92.65	65.84	73.96	14.82
721 >=	295	72,964,885.72	247,338.60	11.36	6.54	359.53	744.92	81.09	81.09	42.69	14.02	87.24	68.51	81.79	9.44

LTV
80-85	353	76,136,530.09	215,684.22	11.85	7.09	359.32	638.78	84.68	84.68	41.37	51.82	95.21	77.00	63.87	35.83
85.01 - 90	625	121,949,446.65	195,119.11	18.99	7.32	359.28	614.70	89.76	89.76	41.00	67.63	93.53	74.76	62.30	40.78
90.01 - 95	60	10,601,987.95	176,699.80	1.65	7.79	359.60	630.95	94.64	94.64	39.04	67.13	100.00	69.17	40.04	45.96
95.01 - 100

Cash Out	836	180,753,792.58	216,212.67	28.14	7.09	359.26	620.87	80.89	80.89	40.56	54.70	94.87	73.84	62.19	100.00

2-4 family	154	41,406,973.91	268,876.45	6.45	6.99	359.58	672.29	79.01	79.01	43.21	26.09	89.22	0.00	62.43	22.86

investment & 2nd home	294	44,579,094.92	151,629.57	6.94	7.493	359.546	678	80.296	80.296	35.699	36.345	0	62.761	62.893	20.803

Stated Doc	1313	311,713,200.71	237,405.33	48.53	6.87	359.49	682.68	79.84	79.84	43.02	0.00	94.04	65.94	75.49	19.54
Lite Doc	15	4,400,632.76	293,375.52	0.69	7.09	359.20	616.23	81.55	81.55	41.12	8.49	88.84	48.91	80.86	41.20

IO	1714	439,650,691.00	256,505.65	68.44	6.70	359.39	663.25	81.47	81.47	42.21	36.24	93.62	67.28	100.00	25.57

2nd lien	0			0.00	0.00	0.00	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein.  Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document").  Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document.  Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate.  The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described  in the Offering Document.  Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.  This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).